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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 22, 2003

SOUNDVIEW TECHNOLOGY GROUP, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or Other jurisdiction of Incorporation or Organization)	000-26225 Commission File Number	13-3900397 (I.R.S. Employer Identification Number)

1700 East Putnam Avenue, Old Greenwich,        CT 06870
(Address of Principal Executive Offices)                (Zip Code)

(203) 321-7000
(Registrant's Telephone Number, Including Area Code)

Item 5. Other Events

        This current report on Form 8-K includes as an exhibit a press release, dated April 22, 2003, in which SoundView Technology Group, Inc. reported results for the first quarter ended March 31, 2003.

Item 7. Financial Statements and Exhibits

  (c)
  Exhibits
99.1	Press release issued by SoundView Technology Group, Inc. on April 22, 2003

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SoundView Technology Group, Inc.
Dated: April 23, 2003
	By:	/s/ GERARD P. MAUS Gerard P. Maus Chief Financial and Administrative Officer

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  Item 5. Other Events
  Item 7. Financial Statements and Exhibits
SIGNATURE